Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Trent Statczar, President, Principal Executive Officer of The 2023 ETF Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2024	/s/ Trent Statczar
Trent Statczar President
(Principal Executive Officer)

I, Michael Minella, Principal Financial Officer and Treasurer of The 2023 ETF Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2024	/s/ Michael Minella
Michael Minella
(Principal Financial Officer and Treasurer)